Cover Page                                                                497(d)
                                                                       333-17669

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES

SUPPLEMENT DATED SEPTEMBER 4, 2001, TO THE CURRENT PROSPECTUSES AND SUPPLEMENTS TO PROSPECTUSES FOR:


   Incentive Life Plus
   Incentive Life
   IL COLI
   Survivorship Incentive Life
   IL Protector
   Incentive Life 2000
   Survivorship 2000
   Special Offer Policy
     Champion 2000
--------------------------------------------------------------------------------

This supplement modifies certain information in the above-referenced prospectuses, as supplemented to date (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses.


1. NEW VARIABLE INVESTMENT OPTION:

The following is added to each Prospectus under "Fee table":

A. We anticipate making available the variable investment option described below on or about October 22, 2001, subject to regulatory approval.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 FEE WAIVERS
                                                                                                   AND/OR
   VARIABLE                                                                          TOTAL        EXPENSE           NET
 INVESTMENT                  INVESTMENT      MANAGEMENT     12B-1      OTHER        ANNUAL       REIMBURSE-     TOTAL ANNUAL
   OPTION    OBJECTIVE       ADVISOR(1)        FEE(2)       FEE      EXPENSES(3)   EXPENSES        MENTS(4)       EXPEMSES
-------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico   Long -term     Marsico Capital
Focus        growth         Management,
             of capital        LLC             0.90%        0.25%      0.20%         1.35%         (0.20%)         1.15%
-------------------------------------------------------------------------------------------------------------------------------

(1) The investment results you achieve in this variable investment option will depend on the investment performance of the corresponding Portfolio of the EQ Advisors Trust that shares the same name as this option. Marsico
    Capital Management, LLC makes the investment decisions for the Portfolio.
(2) The management fee for this portfolio cannot be increased without a vote of its shareholders.
(3) Initial seed capital will be invested in this Portfolio on or about August 31, 2001; thus, "Other Expenses" shown are estimated. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (4) for any expense limitation agreements.
(4) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to this Portfolio that will begin on or about September 1, 2001 and end on April 30, 2002. Under this agreement, Equitable Life has agreed to waive or limit its fees and assume other expenses of this Portfolio, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than the amounts specified above under Net Total Annual Expenses. The portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, the portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information, see the prospectus for EQ Advisors Trust.









EVM-191                                                                 129551


                                                                          x00236

2. IN "TAX INFORMATION," UNDER "ESTATE, GIFT, AND GENERATION-SKIPPING TAXES," THE SECOND AND THIRD PARAGRAPHS ARE DELETED IN THEIR ENTIRETY AND REPLACED WITH THE FOLLOWING:

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000. (This amount is scheduled to rise to $1 million in year 2002. Thereafter, for estate tax purposes only, this amount is scheduled to rise at periodic intervals to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, e.g., $1,060,000 for 2001). Beginning in year 2004, this exemption will be the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter.


3. Effective September 4, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity variable investment option and portfolio is changed to EQ/Emerging Markets Equity and all references to the variable investment option and portfolio in the prospectus are changed accordingly.




2